SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 24, 2003

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way Boise, Idaho 83707-006
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On September 24, 2003, Micron Technology, Inc. (the “Company”) entered into a business agreement with Intel Corporation, a Delaware corporation (“Intel”) whereby Intel Capital Corporation, a subsidiary of Intel (“Intel Capital”) purchased from the Company $450,000,000 of rights that are exercisable for shares of common stock, $0.10 par value, of the Company (the “Rights”) at a purchase price per Right of $13.29, and Intel and the Company entered into certain business arrangements with respect to certain of the Company’s products.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Securities Purchase Agreement, dated September 24, 2003, between the Company and Intel Capital.
4.2	Stock Rights Agreement, dated September 24, 2003, between the Company and Intel Capital.
10.1	Business Agreement, dated September 24, 2003, between the Company and Intel. *
10.2	Securities Rights and Restrictions Agreement, dated September 24, 2003, between the Company and Intel Capital.

*  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	September 29, 2003	By:	/s/ W.G. Stover, Jr.
		Name:	W.G. Stover, Jr.
		Title:	Vice President of Finance and
Chief Financial Officer

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INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED September 24, 2003

Exhibit	Description

4.1	Securities Purchase Agreement, dated September 24, 2003, between the Company and Intel Capital.
4.2	Stock Rights Agreement, dated September 24, 2003, between the Company and Intel Capital.
10.1	Business Agreement, dated September 24, 2003, between the Company and Intel.*
10.2	Securities Rights and Restrictions Agreement, dated September 24, 2003, between the Company and Intel Capital.

*  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission.